BLACKROCK FUNDS II

BlackRock Strategic Income Portfolio

SUPPLEMENT DATED FEBRUARY 26, 2010
TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2009

This amendment relates to BlackRock Strategic Income Portfolio, a series of BlackRock Funds II (the “Trust”).

Effective March 5, 2010, the following changes are made to the BlackRock Strategic Income Portfolio’s Statement of Additional Information.

Change in Name of BlackRock Strategic Income Portfolio

BlackRock Strategic Income Portfolio has changed its name to BlackRock Strategic Income Opportunities Portfolio (the “Fund” or Strategic Income Opportunities Portfolio”). All references to BlackRock Strategic Income Portfolio in the Statement of Additional Information are hereby changed to be BlackRock Strategic Income Opportunities Portfolio.

Change in the Fund’s Investment Strategy

In the “Investment Objectives and Policies — C. Strategic Income Portfolio” section of the Fund’s current Statement of Additional Information starting on page I-2 is deleted in its entirety and replaced with the following. The investment strategy of the Fund is not a fundamental policy and therefore can be changed by the Board of Trustees without shareholder approval.

In pursuit of this goal, under normal market conditions, the Strategic Income Opportunities Portfolio will invest in a combination of other BlackRock fixed income mutual funds (the “underlying funds”) that invest in the sectors of the market, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages, and/or direct opportunistic purchases of fixed income securities and other securities, which investments are called the “direct opportunistic purchases.” Depending on market conditions, the Strategic Income Opportunities Portfolio may invest in underlying funds that invest in other market sectors. See “Information About the Underlying Funds — Description of Underlying Funds.” Fixed income securities are debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, convertible securities, municipal obligations and zero coupon debt securities. The Fund may invest in preferred securities, illiquid securities and may invest in exchange-traded funds (“ETFs”), including affiliated ETFs. The Fund may engage in short sales for hedging purposes or to enhance total return only when it already owns the security it plans to short (i.e., shorting-against-the-box). Depending on market conditions, the Strategic Income Opportunities Portfolio’s asset allocation between the underlying funds and the direct opportunistic purchases may vary, and it is possible that up to 100% of the Strategic Income Opportunities Portfolio’s assets may be invested entirely in either underlying funds or direct opportunistic purchases.

The Strategic Income Opportunities Portfolio and underlying funds may invest significantly in non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The Strategic Income Opportunities Portfolio’s and underlying funds’ investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. Non-investment grade bonds acquired by the Strategic Income Opportunities Portfolio or underlying funds will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s, a division of the McGraw Hill Companies (“S&P”), or Ba or lower by Moody’s Investors Service, Inc. (“Moodys”)) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a futures contract, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The underlying funds may, to varying degrees, also invest in derivatives.

The Fund may, when consistent with its investment goal, purchase certain mortgage-backed and asset-backed securities with the proceeds from loans obtained under the Term Asset-Backed Securities Loan Facility Program (“TALF Program”), delivering such securities as collateral under the Program. In addition, the Fund may deliver mortgage-backed and asset-backed securities already owned by the Fund as collateral for such a loan, and may use the proceeds to purchase other securities consistent with the Fund’s investment strategies.

The Strategic Income Opportunities Portfolio is a non-diversified portfolio under the Investment Company Act.

Additional Information on Investment Strategies

TALF Program: The Portfolio may purchase certain mortgage-backed and asset-backed securities with the proceeds from loans obtained under the Term Asset-Backed Securities Loan Facility Program (“TALF Program”), delivering such securities as collateral under the Program. In addition, the Portfolio may deliver mortgage-backed and asset-backed securities already owned by the Portfolio as collateral for such a loan, and may use the proceeds to purchase other securities consistent with the Portfolio’s investment strategies. The TALF Program is a federal program created by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) and the U.S. Treasury, and operated by the Federal Reserve Bank of New York (the “New York Fed” ). Under the TALF Program, except in limited circumstances, loans received by the Portfolio are non-recourse, and if the Portfolio does not repay the loan, the New York Fed may enforce its rights only against the eligible collateral pledged by the Portfolio and not against any other assets of the Portfolio. The types of eligible collateral may be expanded under the TALF Program in the future, and among other requirements must at issuance be rated in the highest investment-grade rating category by at least two ratings agencies (without the benefit of a third-party guarantee), and must not be placed on a watch list or downgraded by any such rating agency. Under the TALF Program, the New York Fed will provide non-recourse loans to the Portfolio in a minimum size of $10 million.

In order to obtain a loan under the TALF Program, the Portfolio is required to pay up-front to the New York Fed a certain percentage of the purchase price or value of the eligible collateral (called the “haircut”). In addition, it will be required to pay an administrative fee to the New York Fed on the settlement date of each TALF Program loan received by the Portfolio. The interest rate under the loan will vary and will be determined under the terms of the TALF Program. The term of a loan under the TALF Program will depend on the nature of the eligible collateral, and are currently three years or five years.

The Portfolio will pledge eligible collateral, which will consist of either certain eligible asset-backed securities that the Portfolio currently owns or other asset-backed securities that the Portfolio purchases with the loan proceeds. Except in limited circumstances, TALF loans by the New York Fed to the Portfolio are non-recourse, and if the Portfolio does not repay the loan, the New York Fed may enforce its rights only against the eligible collateral pledged by the Portfolio and not against any other assets of the Portfolio. TALF loans are prepayable at the option of the Portfolio without penalty, and the Portfolio may satisfy its loan obligation in full at any time by surrendering the eligible collateral to the New York Fed. If the securities constituting eligible collateral default and lose all their value, under the current terms of the TALF Program the New York Fed cannot look to the Portfolio to cover the principal on the loan. Generally, under the terms of the TALF Program a payment of principal on eligible collateral must be used immediately to reduce the principal amount of the TALF loan in proportion to the haircut (for example, if the original haircut was 10%, 90% of any principal repaid must be immediately paid to the New York Fed).

The risk of leverage to the Portfolio under the TALF Program is the same risk of leverage that applies to other types of borrowings the Portfolio may engage in (see the “Leverage” risk elsewhere in this statement of additional information for more details). Loans under the TALF Program would not be subject to the Portfolio’s limitations on borrowings (which are generally limited to 33 1 / 3 % of the Portfolio’s total assets). However, the Portfolio will borrow under the TALF Program only if it maintains segregated liquid assets (in addition to any assets pledged as eligible collateral), marked-to-market daily, in an amount equal to the Portfolio’s outstanding principal and interest under the TALF loan, treating the loans under the TALF Program similar to other financial instruments (such as reverse repurchase agreements) that obligate a fund to “cover” its obligation to purchase or deliver cash or securities at a future time.

Participations in the TALF Program and other loan programs sponsored by the United States of America (and any of its subdivisions, agencies, departments, commissions, boards, authorities, instrumentalities or bureaus) will not be considered purchasing securities on margin for purposes of the Portfolio’s limits on margin.

The New York Fed reserves the right to reject any request for a loan, in whole or in part, in its sole discretion, even if the Portfolio meets all requirements of the TALF Program. The Federal Reserve may also change the terms of the TALF Program at its discretion. While the current terms of the TALF Program state that amendments will only apply to future participations, there is no guarantee that retroactive changes to the TALF Program will not occur. The Portfolio cannot predict the form any such changes or modifications might take and, if the Portfolio participates in the TALF Program, such changes may adversely affect the value of the Portfolio’s assets and the ability of the Portfolio to achieve its investment objectives. Any changes to the TALF Program may, among other things, further limit or expand the types of securities that may be purchased with the proceeds of a TALF Program loan.

Participation in the TALF Program requires the Portfolio to contract with a primary dealer that will be authorized to act as agent for the Portfolio. A primary dealer may receive direct or indirect fees for its services. Any such fees incurred will be borne by the Portfolio. Under the terms of the TALF Program, any interest and principal payments from TALF eligible collateral will be directed first to a custodial account in the name of the primary dealer prior to remittance to the Portfolio. As a result, the Portfolio will be subject to the counterparty risk of the primary dealer. Any voting rights held in respect of TALF eligible collateral under a TALF Program loan currently are subject to the consent of the New York Fed, whose consent must be obtained via the primary dealer, which may delay the Portfolio’s voting ability.

Under certain circumstances, loans under the TALF Program may become recourse to the Portfolio, which may adversely affect the Portfolio’s ability to achieve its investment objective. In connection with any borrowing by the Portfolio under the TALF Program, the Portfolio will be required to represent, among other things, that at the time of borrowing the Portfolio is an eligible borrower and that the collateral is eligible collateral. A determination that the Portfolio is, at any time, not an eligible borrower (based on the criteria that is applicable at the time of borrowing), or a determination that certain representations made by the Portfolio under the TALF Program were untrue when made, will cause the loan to become full recourse to the Portfolio, and the Portfolio must then repay the loan or surrender the eligible collateral at a time when it may not be advantageous to do so, which may result in losses to the Portfolio. Additionally, the loan may become recourse to the Portfolio if certain persons acquire more than 25% of the Portfolio’s outstanding securities or if the Portfolio fails to make certain timely filings under the TALF Program. If loans under the TALF Program become recourse against the Portfolio and the value of the eligible collateral pledged to the New York Fed does not at least equal the amount of principal and interest the Portfolio owes to the New York Fed under the loan, then the Portfolio will be required to pay the difference to the New York Fed. In order to make this payment, the Portfolio may be required to sell portfolio securities during adverse market conditions or at other times it would not otherwise choose to sell such securities. Finally, if the Portfolio were to surrender its eligible collateral under the terms of the TALF Program, it would lose the amount of the haircut.

Under the terms of its agreement with the Portfolio, the primary dealer generally disclaims all liability for losses that may occur in connection with the TALF Program, the risk of which is borne by the Portfolio. Further, the Portfolio indemnifies for any losses that the primary dealer may incur under the terms of the TALF Program. The primary dealer may terminate its agreement with the Portfolio at any time. If the Portfolio is not able to find a replacement primary dealer within the requisite period of time, it may be required to either repay the loan, sell the eligible collateral, or surrender the eligible collateral at a time when it may not be advantageous to do so, which may result in losses to the Portfolio. Agreements with the primary dealer are subject to amendment by the primary dealer without the Portfolio’s consent, in order to conform to any future amendments of the TALF Program by the Federal Reserve.

Participation in TALF will not subject the Portfolio or BlackRock to restrictions on executive compensation under the Treasury Department’s Troubled Assets Relief Program.

Change in Portfolio Managers

The section entitled “Management and Advisory Arrangements” beginning on page I-13 is revised as set forth below.

The last paragraph and table under the subsection entitled “Information Regarding the Portfolio Managers —Other Funds and Accounts Managed” on page I-17 is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Strategic Income Opportunities Portfolio for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of the Portfolio’s fiscal year ended December 31, 2009.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Curtis Arledge	31	5	2	0	2	1
	$20.44 Billion	$3.85 Billion	$975.3 Million	$0	$2.69 Billion	$204.8 Million
Matthew Marra	32	1	8	0	0	1
	$21.45 Billion	$317.2 Million	$2.23 Billion	$0	$0	$629.1 Million

The chart in the subsection entitled “Information Regarding the Portfolio Managers — Discretionary Incentive Compensation” beginning on page I-17 is revised to delete the last two rows and add the following information:

Portfolio Managers	Portfolio Managed	Benchmarks Applicable to Each Manager

Curtis Arledge	Strategic Income Opportunities Portfolio	A combination of market-based indices (e.g., Barclays Capital Aggregate Index, Barclays Capital Universal Index, Barclays Capital Intermediate Government/Credit Index), certain customized indices and certain fund industry peer groups.

Matthew Marra	Strategic Income Opportunities Portfolio	A combination of market-based indices (e.g., Barclays Capital Aggregate Index, Barclays Capital Universal Index, Barclays Capital Intermediate Government/Credit Index), certain customized indices and certain fund industry peer groups.

The chart in subsection entitled “Information Regarding the Portfolio Managers — Portfolio Manager Beneficial Holdings” on page I-19 is revised to delete the last two rows and to add the following information as of December 31, 2009:

Portfolio Manager	Portfolio Managed	Dollar Range of Securities Equity Beneficially Owned[1]

Curtis Arledge	Strategic Income Opportunities Portfolio	None
Matthew Marra	Strategic Income Opportunities Portfolio	None

Code #SAI-BRFII-0210-SUP